 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

Form  8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                                     April 24, 2009

FLINT TELECOM GROUP, INC.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(Exact Name of Registrant as Specified in its Charter)

Nevada	0-21069	36-3574355
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

327 Plaza Real, Suite 319, Boca Raton, FL 33432
----------------------------------------------------------------------------------------------------------------------
(Address of Principal Executive Offices)   (Zip Code)

(561) 394-2748
-----------------------------------------------------------------
(Registrant’s Telephone Number, including area code)

---------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 24, 2009, Flint Telecom Group, Inc. (“Flint”) entered into two amendments: 1) the First Amendment to the Agreement and Plan of Merger by and among Flint, Flint Acquisition Corps. (A-E), each a wholly owned subsidiary of Flint, China Voice Holding Corp. (“CHVC”), and CVC Int’l Inc., Cable and Voice Corporation, StarCom Alliance Inc, Dial-Tone Communication Inc, Phone House Inc. (of Florida), and Phone House, Inc. (of California), each a wholly-owned subsidiary of CHVC (and together, the “Targets”) dated January 29, 2009 (the “Merger Agreement”), and 2) the First Amendment to the Stock Purchase Agreement by and among Flint and CHVC dated January 29, 2009 (the “Stock Purchase Agreement”), whereby the consideration to be paid under these agreements is modified as follows:

1.
The First Amendment to the Agreement and Plan of Merger modifies the Agreement and Plan of Merger such that all shares of the Targets’ Common Stock are converted into the right to receive a cash payment, paid to CHVC, at the Closing Date equal to $500,000.00 and $200,000 paid on March 16, 2009.  In addition to the aforementioned amounts already paid, Flint shall issue to CHVC 800,000 shares ($800,000 issue price) of Series C preferred stock, redeemable through the following payment schedule: $275,000 in May of 2009, with the remaining $525,000 redeemable in five equal monthly installment payments of $105,000 each, starting on July 15, 2009. Alternatively, should Flint close on new funding from a third party, the remaining $525,000 shall be redeemed through one lump sum payment, up to a maximum of twenty five percent (25%) of whatever net amount Flint actually receives.

Additionally, effective March 16, 2009, the parties agreed to omit the Targets’ future minimum revenue targets and Flint’s right of offset; Flint therefore released to CHVC the 6,300,000 shares of restricted common stock that were being held in escrow pursuant to the Merger Agreement.

2.
The First Amendment to the Stock Purchase Agreement modifies the Stock Purchase Agreement such that Flint shall pay to CHVC $500,000 by no later than April 30, 2009.  Additionally, Flint shall issue to CHVC 1,000,000 shares ($1,000,000 issue price) of Series C preferred stock, redeemable through the following payment schedule: $275,000 in May of 2009, with the remaining $725,000 redeemable in five equal monthly installment payments of $145,000 each, starting on July 15, 2009. Alternatively, should Flint close on new funding from a third party, the remaining $725,000 shall be redeemed through one lump sum payment, up to a maximum of twenty five percent (25%) of whatever net amount Flint actually receives.

Additionally, Flint and CHVC entered into a security agreement (the “Security Agreement”) whereby the obligation to redeem the preferred stock issued to CHVC is secured by the capital stock of the Targets. Notwithstanding, CHVC agrees to subordinate its security interest in the Targets to any future third party funding closed by Flint, as required by Flint and approved by CHVC, such approval not to be unreasonably withheld.

Flint and CHVC also executed a First Amendment to the Promissory Note issued to CHVC on January 29, 2009 (the “Note”), whereby Flint and CHVC agreed to add the following language to the end of Section 2(a) of the Note:

“A portion equal to one million dollars (USD$1,000,000) of the balance due on the Note shall be paid by Maker [Flint] through a payment of seven hundred twenty one thousand pound sterling (GBP£721,000) on or before December 31, 2010, regardless of whether the U.S. dollar strengthens or weakens in relation to the GBP pound sterling during the term of the Note and whether there is therefore a foreign currency translation gain or loss for either party.”

The foregoing descriptions of the First Amendment to the Agreement and Plan of Merger, the First Amendment to the Stock Purchase Agreement, the First Amendment to the Promissory Note and the Security Agreement are qualified in their entirety by reference to the full text of those agreements, which are attached hereto as Exhibits 2.2, 4.2, 4.3 and 4.4, respectively, and are incorporated herein by reference.

ITEM 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION

The information set forth in Item 1.01 above is incorporated herein by reference as it relates to Flint’s obligation to pay a total of $1,500,000 to CHVC pursuant to the Merger Agreement and $1,500,000 to CHVC pursuant to the Stock Purchase Agreement, as secured by the capital stock of the Targets, and $7,000,000 to CHVC pursuant to the Note.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The information set forth in Item 1.01 above is incorporated herein by reference as it relates to the issuance of 1,800,000 shares of Series C preferred stock; the terms and conditions of the Series C preferred stock is qualified in its entirety by reference to the full text of the Certificate of Designation of Series C Preferred Stock, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

We believe our offering and sale of the securities in the above transaction, made only to an accredited investor, were exempt from registration under Section 4(2) of the Securities Act and Regulation D.  The certificates representing the securities issued contain a legend to the effect that such securities were not registered under the Securities Act and may not be transferred except pursuant to an effective registration statement or pursuant to an exemption from such registration requirements.

ITEM 9.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Not applicable.

(b) Not applicable.

(c)	Exhibits. The following exhibits are filed with this report:

Exhibit Number --------------------	Description ---------------

2.1*
Agreement and Plan of Merger dated January 29, 2009 by and among Flint, Flint Acquisition Corps. (A-E), each a wholly owned subsidiary of Flint, CHVC, CVC Int’l Inc., Cable and Voice Corporation, StarCom Alliance Inc, Dial-Tone Communication Inc, Phone House Inc. (of Florida) and Phone House, Inc. (of California) dated January 29, 2009.

2.2
First Amendment to the Agreement and Plan of Merger by and among Flint, Flint Acquisition Corps. (A-E), each a wholly owned subsidiary of Flint, CHVC, CVC Int’l Inc., Cable and Voice Corporation, StarCom Alliance Inc, Dial-Tone Communication Inc, Phone House Inc. (of Florida) and Phone House, Inc. (of California) dated April 24, 2009.

3.1	Certificate of Designation of Series C Preferred Stock
4.1*	Stock Purchase Agreement by and among China Voice Holding Corp. and Flint Telecom Group, Inc. dated January 29, 2009.
4.2	First Amendment to the Stock Purchase Agreement by and among China Voice Holding Corp. and Flint Telecom Group, Inc. dated April 24, 2009.
4.3	First Amendment to the Promissory note issued from Flint Telecom Group, Inc. to China Voice Holding Corp. dated March 16, 2009.
4.4	Security Agreement by and among Flint Telecom Group, Inc. and China Voice Holding Corp. dated April 24, 2009.

*Incorporated by reference to the Registrant’s SEC Form 8-K filed on February 4, 2009.

                                                        SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLINT TELECOM GROUP, INC.
By: /s/ Vincent Browne
Date: April 30, 2009	Vincent Browne,
Chief Executive Officer